Exhibit 4.5(a)

PATENT CROSS LICENSE AGREEMENT

PATENT CROSS LICENSE AGREEMENT

This Patent Cross License Agreement (the “Agreement”), is made and entered into by and between the parties below, effective as of January 1, 2005, upon the latest signature by the parties (“EFFECTIVE DATE”):

AXALTO Holding N.V. a company having its registered office at Joop Geesinkweg 541-542 1096 AX Amsterdam Netherlands, and registered under number 272 550 26 (hereinafter referred to as “AXALTO”), acting for and on behalf of the “AXALTO GROUP” (as hereinafter defined), and,

GEMPLUS S.A., a corporation existing and organized under the laws of France, and having its principal place of business at Avenue du Pic de Bertagne, BP 100 13881 Gémenos, France (hereinafter referred to as “GEMPLUS”), acting for and on behalf of the “GEMPLUS GROUP” (as hereinafter defined).

Both being hereinafter individually referred to as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the AXALTO GROUP and the GEMPLUS GROUP are in the business of developing and manufacturing smart cards with microprocessors, terminals and related products and services including software. In this connection, they have applied for and have been granted patent rights worldwide; and

WHEREAS, each Party contends that the other Party and its respective group may infringe its valuable patents (including blocking patents) and asserts its rights in respect thereto. Each Party wishes to avoid the risks, costs and potential business disturbances and inefficiencies associated with claims of infringement of patents by the other Party. The Parties further wish to benefit their customers and consumers by using resources to innovate and manufacture new and better products rather than expending resources on legal proceedings.

NOW THEREFORE, in consideration of the mutual covenants hereafter set forth, the Parties hereby agree as follows:

ARTICLE 1 - DEFINITIONS

Terms in this Agreement that are capitalized shall have the meanings set forth below or as defined elsewhere in this Agreement. Any term, whether used in a plural or a singular form, shall have the same meaning.

GEMPLUS initials: __________
AXALTO initials: __________

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1.1	“MICRO” means a device comprising a maximum of one micro-chip, either a microprocessor combined with memory or a micro-chip not capable of executing a command, said micro-chip being able to store information and/or perform tasks specified in a program or microcode which can be stored in the device itself.

1.2	“MODULE(S)” refer(s) to a micro-chip carrier element including a maximum of one MICRO, the main destination of which element is to be embedded in a LICENSED PORTABLE DEVICE. For example, a MODULE can be a smartcard micro-module or an inlay.

1.3

1.3.1	“LICENSED PORTABLE DEVICE” means any portable device that:

includes a maximum of one MODULE, is marketed by one of the Parties or its AFFILIATES at or after the EFFECTIVE DATE and is covered by at least one claim of the PATENT RIGHTS, and:

(i) complies with ISO standard 7816 width and length dimensions;

(ii) incorporates an object complying with the electrical contact assignments and pattern defined in ISO standard 7816, part 2; or

(iii) includes means for establishing connection (with or without contact) with a LICENSED ASSOCIATED DEVICE, for the purpose of identification or authentication of the portable device itself and/or the bearer thereof, or for storage of information and/or history relating to said bearer and/or portable device, provided that the portable device referred to in this section (iii) is of pocket size or smaller;

and where said portable device can be used by the final user after potential personalization which can be done by a third party.

LICENSED PORTABLE DEVICES include in particular smartcards, including for example, SIM cards, bank cards, access cards or electronic identity documents.

1.3.2 LICENSED PORTABLE DEVICES include portable devices where the connection between the portable device and a LICENSED ASSOCIATED DEVICE is made through any communication protocol, such as but not limited to the USB protocol according to ISO 7816 part 12, T=1, T=0 or any other communication protocol.

1.3.3 Regarding the specific case of a LICENSED PORTABLE DEVICE made of a micro-chip and an antenna, commonly called “Tag”, or “Smart Label”, it is understood between the Parties, that up to August 1, 2006, the Agreement shall not cover the following fields of use:

(i)	traceability of goods;

(ii)	traceability of plants; and

(iii)	traceability of animals (as opposed to human beings);

in a form factor different from an ISO 7816 form factor.

1.4	“LICENSED ASSOCIATED DEVICE” means any terminal being useful or necessary to fulfil some or all of the functions of the LICENSED PORTABLE DEVICE as long as said terminal is marketed by one of the Parties or their respective AFFILIATES, and is covered by at least one claim of the PATENT RIGHTS.

Examples of such “LICENSED ASSOCIATED DEVICE” include LICENSED PORTABLE DEVICE reader terminals used in the fields of banking, point of sale terminals, health, traffic, transport and physical access systems and IT access systems.

Regarding the specific case of a LICENSED ASSOCIATED DEVICE used in conjunction with a LICENSED PORTABLE DEVICE made of a micro-chip and an antenna, commonly called “Tag”, or “Smart Label”, it is understood between the Parties, that up to August 1, 2006, the Agreement shall not cover the following fields of use:

(i)	traceability of goods;

GEMPLUS initials: __________
AXALTO initials: __________

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(ii)	traceability of plants; and

(iii)	traceability of animals (as opposed to human beings).

1.5	“LICENSED PRODUCTS” means LICENSED PORTABLE DEVICES and LICENSED ASSOCIATED DEVICES.

1.6	“GEMPLUS GROUP” means GEMPLUS and its AFFILIATES at the EFFECTIVE DATE.

1.7	“AXALTO GROUP” means AXALTO GROUP and its AFFILIATES at the EFFECTIVE DATE.

1.8

1.8.1	“PATENT RIGHTS” means all rights under any patents and patent applications solely held by the GEMPLUS GROUP or the AXALTO GROUP at the EFFECTIVE DATE, and having or claiming a priority date pursuant to the Paris Convention prior to January 1, 2005, including all current or subsequent extensions, divisional applications, continuations and reissues. The PATENT RIGHTS of the AXALTO GROUP (“AXALTO PATENT RIGHTS”) are further defined in Annex 1A hereto. The PATENT RIGHTS of the GEMPLUS GROUP (“GEMPLUS PATENT RIGHTS”) are further defined in Annex 2A hereto.

1.8.2	The AXALTO GROUP represents that those of its patents and patent applications listed in Annex 1B are not available for a license at the Effective Date for good legitimate reasons such as ownership litigation or exclusive license already granted, and that those patents are therefore not included in the PATENT RIGHTS at the Effective Date.

The GEMPLUS GROUP represents that those of its patents and patent applications listed in Annex 2B are not available for a license at the Effective Date for good legitimate reasons such as ownership litigation or exclusive license already granted, and that those patents are therefore not included in the PATENT RIGHTS at the Effective Date.

Each Party warrants and represents that if, at a certain date after the EFFECTIVE DATE, any of its patents listed in their respective Annex 1B and 2B becomes available for grant of a license, said patents shall automatically be deemed added to the PATENT RIGHTS from said certain date and each such Party shall promptly notify the other Party thereof.

1.8.3	For the avoidance of doubt, any patents and patent applications co-owned by the GEMPLUS GROUP and a third party or by the AXALTO GROUP and a third party prior to the EFFECTIVE DATE, are not part of the PATENT RIGHTS.

1.8.4	The PATENT RIGHTS do not include any other intellectual property rights such as, but not limited to, trade marks, know how, trade secrets, copyrights or models. Except as expressly provided herein, patents in respect of improvements to inventions covered by PATENT RIGHTS are not licensed pursuant to this Agreement.

1.9	“AFFILIATES” shall mean any legal entity, which directly or indirectly (i) is owned or controlled by, or (ii) owns or controls GEMPLUS or AXALTO, where “control” shall mean the direct or indirect possession of more than fifty percent (50%) of the voting securities of any company or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of voting securities or voting interest or otherwise. For the purposes of this Agreement, GEMPLUS INTERNATIONAL S.A. (which controls GEMPLUS S.A.) shall be deemed an AFFILIATE and all business entities in which GEMPLUS INTERNATIONAL S.A., directly or indirectly, owns or controls more than fifty percent (50%) of the capital stock shall be deemed an AFFILIATE. For the purpose of this Agreement, the definition of AFFILIATES shall exclude CP8 Technologies SA, which shall be considered as one of AXALTO’s OTHER ENTITIES. An entity shall be deemed to be an AFFILIATE only so long as all requisite conditions of being an AFFILIATE hereunder are met. A list of the AFFILIATES of AXALTO are set forth in Annex 3 hereto. A list of the AFFILIATES of GEMPLUS are set forth in Annex 4 hereto. Each Party will give prompt written notice to the

GEMPLUS initials: __________
AXALTO initials: __________

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other Party when an AFFILIATE no longer meets all requisite conditions of being an AFFILIATE.

1.10	“OTHER ENTITY” shall mean any legal entity (other than an AFFILIATE) in which GEMPLUS or AXALTO directly or indirectly owns or controls between thirty-three percent (33%) and fifty percent (50%) of the capital stock of a corporation carrying the right to vote, or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of between thirty-three percent (33%) and fifty percent (50%) of the voting securities or voting interest or otherwise, shall be deemed to constitute ownership or control thereof. For the purpose of this Agreement, as an exception CP8 Technologies SA, Xiring SA and Shanghai Solaic IC Cards Co Ltd, shall be considered as AXALTO’S OTHER ENTITIES. An entity shall be deemed to be an OTHER ENTITY only so long as all requisite conditions of being an OTHER ENTITY hereunder are met. A list of the OTHER ENTITIES of AXALTO are set forth in Annex 5 hereto. A list of the OTHER ENTITIES of GEMPLUS are set forth in Annex 6 hereto. Each Party will give prompt written notice to the other Party when an OTHER ENTITY no longer meets all requisite conditions of being an OTHER ENTITY.

ARTICLE 2 - LICENSE GRANT AND MUTUAL RELEASES AND NON-ASSERTIONS

2.1	GEMPLUS grants to AXALTO GROUP (which accepts) a worldwide, fully paid up, royalty free, non-exclusive direct license under the GEMPLUS PATENT RIGHTS to make, sell, lease, use, or otherwise dispose of LICENSED PRODUCTS and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

AXALTO grants to GEMPLUS GROUP (which accepts) a worldwide, fully paid up, royalty free, non-exclusive direct license under the AXALTO PATENT RIGHTS to make, sell, lease, use, or otherwise dispose of LICENSED PRODUCTS and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

2.2	GEMPLUS grants to AXALTO GROUP (which accepts) a worldwide, fully paid up, royalty free, non-exclusive direct license under the GEMPLUS PATENT RIGHTS to make, sell, lease, use, or otherwise dispose of MODULES, and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

AXALTO grants to GEMPLUS GROUP (which accepts) a worldwide, fully paid up, royalty free, non-exclusive direct license under the AXALTO PATENT RIGHTS to make, sell, lease, use, or otherwise dispose of MODULES and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

2.3	Subject to Annex 2B, Table 2B2, neither Party shall assert any claim of infringement against the other Party’s GROUP and OTHER ENTITIES under any patent rights arising from patents or patent applications listed in Annexes 1B and 2B. Each Party represents and warrants that it disclosed to the other Party any patents or patent applications as listed in respective Annexes 1B and 2B that are not available for a license at the Effective Date. Each Party shall indemnify, hold harmless and defend the other Party from any claims arising from any patent rights or rights in patent applications that should have been disclosed in their respective Annexes 1B and 2B pursuant to this section 2.3.

2.4	The Parties and their AFFILIATE(S) are not entitled to sublicense, in whole or in part, the rights granted to them hereunder except as otherwise expressly provided herein.

Notwithstanding Section 2.5, the Parties grant to each other a worldwide, non-exclusive right to subcontract the manufacturing and development of LICENSED PRODUCTS, and/or parts thereof, to any third party for sale and other disposition by the Parties in accordance with the licenses granted under Section 2.1.

GEMPLUS initials: __________
AXALTO initials: __________

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2.5	Subject to Section 2.4, this Agreement shall not exhaust the right of either one of the Parties to claim royalties from any third party, whether or not such third party supplies the Parties, in relation to any value on part(s) of the process(es) or product(s) created by said third party.

2.6	The Parties’ OTHER ENTITIES are granted by AXALTO and GEMPLUS, respectively, a worldwide and non-assignable, non-transferable immunity from suit under their respective PATENT RIGHTS until: (i) termination of this Agreement; (ii) when such OTHER ENTITIES cease to be OTHER ENTITIES; or (iii) such OTHER ENTITY delivers a written threat to assert or asserts a patent with respect to any LICENSED PRODUCT of a Party, or the use thereof.

2.7	The Parties and their AFFILIATES have no obligation to maintain or enforce any of their PATENT RIGHTS, and have the sole discretion to start, continue or abandon the maintenance or prosecution of any of their PATENT RIGHTS at any time.

2.8	The Parties intend that this Agreement shall extend to and bind all of the AFFILIATES of AXALTO and GEMPLUS at the EFFECTIVE DATE that hold any PATENT RIGHTS. To the extent that any of such AFFILIATES are not automatically bound by this Agreement at the EFFECTIVE DATE, the respective Party will promptly take all actions to cause such AFFILIATES to become bound as of the EFFECTIVE DATE, and shall indemnify and defend the other Party from any claims arising from any AFFILIATE not being bound by this Agreement.

2.9	Each Party shall have the right to extend the rights and obligations of this Agreement to an entity created after the EFFECTIVE DATE by said Party, provided that said entity meets all requirements of being an AFFILIATE of such Party after the EFFECTIVE DATE and provided that such entity agrees to be bound by all terms of this Agreement, with the other Party being a beneficiary.

2.10	After the EFFECTIVE DATE, each Party that acquires or takes control over, or merges with, another legal entity or an OTHER ENTITY with substantial industrial activity (as opposed to only a patent licensing activity), such that said other legal entity or OTHER ENTITY consequently meets all requirements of being an AFFILIATE of such Party, may notify the other Party of its intent to extend the rights and obligations of this Agreement to said legal entity or OTHER ENTITY. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions with respect thereto as the case may be, and to decide in their sole discretion by written agreement whether or not such legal entity or OTHER ENTITY will become part of this Agreement with the rights and obligations of an AFFILIATE.

2.11	After the EFFECTIVE DATE, each Party that acquires an interest in a legal entity with substantial industrial activity (as opposed to only a patent licensing activity), such that said legal entity consequently meets all requirements of being an OTHER ENTITY of such Party, may notify the other Party of its intent to extend the rights and obligations of this Agreement to said legal entity. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions with respect thereto as the case may be, and to decide in their sole discretion in writing whether or not such legal entity will become part of this Agreement with the rights and obligations of an OTHER ENTITY.

2.12	Each Party that acquires from a third party a patent or a patent application having a priority date (pursuant to the Paris Convention) prior to January 1, 2005, or acquires, takes control over, or merges with, another legal entity having substantially only a licensing activity of such patent(s) (as opposed to having only, or to having also, an industrial activity), hereby covenants that the other Party will not be sued until December 31, 2007, for infringement of said patent or patent application solely in respect of the sale or other disposition of LICENSED PRODUCTS or MODULES.

2.13	Each Party represents and warrants that, to the best of its knowledge, the PATENT RIGHTS disclosed in their respective Annexes 1A and 2A hereto include all of the patents and patent applications that relate to the LICENSED PRODUCTS that are solely held by it. Subject to

GEMPLUS initials: __________
AXALTO initials: __________

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Sections 1.8.2 and 1.8.3, in case PATENT RIGHTS exist that relate to the LICENSED PRODUCTS and are not so listed in such Annexes 1A and 2A, they shall automatically be deemed included in the respective annex.

2.14	If at any time an AFFILIATE that holds any PATENT RIGHTS licensed hereunder ceases to meet all of the requirements of being an AFFILIATE, the licenses granted by such AFFILIATE hereunder shall continue for the life of such PATENT RIGHTS notwithstanding the fact that it is no longer an AFFILIATE. The license granted to said AFFILIATE under article 2 shall cease one (1) year after the date at which it ceases to be an AFFILIATE.

2.15	Each Party (as “RELEASOR”) on behalf of itself and its AFFILIATES that are AFFILIATES on the EFFECTIVE DATE, irrevocably releases the other Party, its AFFILIATES that are AFFILIATES on the EFFECTIVE DATE and subcontractors from any and all claims of infringement of RELEASOR’S PATENT RIGHTS which claims are based on acts prior to the EFFECTIVE DATE, which, had they been performed after the EFFECTIVE DATE would have been licensed under this Agreement. Such release is granted only to the extent that such acts have been performed by or instructed by the Parties or their AFFILIATES.

ARTICLE 3 - LIMITED WARRANTIES

3.1	Except as expressly set forth herein, the Parties disclaim any and all representation or warranty, expressed or implied, under the patent license it grants to the other Party including but not limited to validity of the patents/patent applications, non-infringement of third parties’ rights, obligation to maintain patents/patent applications in force, implied warranties of merchantability and fitness for a particular purpose, arising out of this Agreement or the rights provided hereunder.

Nothing in this Agreement shall be construed in any way to indicate that either Party agrees that any PATENT RIGHTS of the other Party are valid, enforceable or infringed.

3.2	In no event shall GEMPLUS and/or its AFFILIATES and AXALTO and/or its AFFILIATES respectively, be liable under this Agreement for any indirect, special or consequential damages including, but not limited to, lost revenue or profits or such demands against the other Party by any person, or indirect commercial loss.

3.3	Provided that the assignee shall be bound by all the applicable obligations under this Agreement, including to license the PATENT RIGHTS it acquires, each Party shall be free to transfer or assign to any third party (i) any rights in any PATENT RIGHTS licensed hereunder; (ii) the priority right (according to the Paris Convention) or any right to further file a patent application with respect to an invention for which a patent application included within their PATENT RIGHTS has been filed.

ARTICLE 4 - TERM

4.1	This Agreement shall come into force at the Effective Date, and continue until the expiration of the last to expire of the patents or patent applications licensed hereunder, unless this Agreement is terminated according to Article 5.

4.2	The termination of individual PATENT RIGHTS shall have no effect on the duration of this Agreement.

ARTICLE 5 - TERMINATION

5.1	Termination without prior notice:

Any Party may terminate this Agreement by written notice without prior advance notice to the other Party:

GEMPLUS initials: __________
AXALTO initials: __________

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(i) in the event of the other Party’s voluntary bankruptcy or insolvency;

(ii) in the event that the other Party shall make an assignment for the benefit of creditors which has caused the other Party to have its business effectively discontinued in its then present form; or

(iii) in the event that a petition shall have been filed against the other Party under a bankruptcy law, a corporate reorganization law or any other law for relief of debtors (or other law similar in purpose or effect), which has caused the other Party to have its business effectively discontinued in its then present form.

5.2	Termination with prior notice:

If either Party (the “Defaulting Party”) shall fail to substantially perform any of its material obligations under this Agreement, the other Party (the “Aggrieved Party”) may give written notice to the Defaulting Party specifying the respects in which the Defaulting Party has so failed to perform its obligations under this Agreement, and stating that the Aggrieved Party intends to terminate this Agreement in the event of continued default. In the event that any default so specified is not remedied within forty five (45) days after the giving of such written notice (the “cure period”), the Aggrieved Party may forthwith terminate this Agreement by giving written notice of termination to the Defaulting Party. Such termination shall be effective thirty (30) days after the date of such notice of termination. Failure of the Aggrieved Party to so terminate this Agreement shall be without prejudice to the rights of the Aggrieved Party to terminate for a later breach, and any termination or failure to terminate hereunder shall be without prejudice to any other rights the Aggrieved Party may have under this Agreement.

Any right to terminate arising from a default under this Section 5.2 shall be stayed until finally resolved under Article 15, unless no arbitration is commenced within six (6) months of the end of the cure period in respect of the alleged default, and either Party shall have standing to initiate arbitration with respect to the alleged default. Any termination of licenses granted under this Agreement shall not relieve either Party of any obligations hereunder accrued prior to the date of such termination.

ARTICLE 6 - ASSIGNMENT - INTUITU PERSONAE

6.1	The Agreement is entered into by Parties with all due authority to enter into this Agreement.

6.2	This Agreement shall be binding upon and inure to the benefit of any legal entity with which a Party may be merged or consolidated, or to the benefit of the assignee of all or substantially all of the assets (“de facto merger” or consolidation) of the Party to which this Agreement relates, but the benefit shall only inure to the extent of the Parties’ business lines marketing LICENSED PRODUCTS as existing on the date of such merger, consolidation or assignment, and cannot be extended to any other business lines of such third party. Otherwise, except as set forth in section 3.3, this Agreement may not be assigned or transferred without the prior written consent of the other Party.

ARTICLE 7 - COMPLIANCE WITH LAWS

Nothing herein shall be construed to require the Parties to take any action contrary to any export or import control regulation or other applicable laws or regulations of all countries having competent jurisdiction. Each Party shall comply with all applicable laws in its performance hereunder.

GEMPLUS initials: __________
AXALTO initials: __________

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ARTICLE 8 - NOTICES - COMMUNICATIONS - AUTHORIZATIONS

8.1	Any and all notices, authorizations or other communications, required or permitted pursuant to this Agreement shall be sufficiently given only if written in English language and hand delivered or sent by registered or certified airmail, return receipt requested, postage prepaid sent to the addresses set forth in Section 8.2. below.

8.2	All the notices or communications shall be addressed to the following

If to AXALTO:	AXALTO S.A.
IP and Licensing Department
50, avenue Jean Jaures
92120 Montrouge,
FRANCE

Atten. : Licensing Manager

If to GEMPLUS: GEMPLUS S.A.
Legal Department
IP Licensing Group
Avenue du Pic de Bertagne
BP 100
13881 GEMENOS
FRANCE

Atten.: IP Licensing Manager

or at such other addresses and to such other persons as shall be furnished from time to time in writing by the party entitled to receive such notices and communications, and such communications shall be deemed to have been given as of the date so delivered or mailed.

ARTICLE 9 - DISCLAIMER OF AGENCY

This Agreement shall not constitute either Party the legal representative or agent of the other, nor shall either Party have the right, or authority, to assume, create or incur any liability or any obligation of any kind, express or implied against or in the name of or on behalf of the other Party.

ARTICLE 10 - CONFIDENTIALITY AND PUBLICITY

The existence of this Agreement is not confidential. The Parties shall not disclose any of the terms or conditions of this Agreement to any third party, except as required by law or by governmental regulation, requirement or court order, or for the purpose of Section 3.3, provided, however, that each Party shall promptly notify the other Party of any such requirement and any assignee pursuant to section 3.3 shall undertake to comply with and shall comply with such confidentiality and non-disclosure provisions.

Notwithstanding the above, GEMPLUS could issue a press release regarding this Agreement, the text of which is set out in Annex 7 or, as the case may be, as further modified as agreed upon in writing by the Parties. Except for the information disclosed in such GEMPLUS press release, neither Party shall use the name of the other Party in any publicity or advertising without the prior written approval of the other Party.

GEMPLUS initials: __________
AXALTO initials: __________

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ARTICLE 11 - EFFECT OF HEADINGS

The Articles and Article headings appearing on this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of an Article, nor in any way affect this Agreement, except with respect to the definitions.

ARTICLE 12 - FORCE MAJEURE

Neither Party shall be liable to the other or deemed to be in breach of any obligation hereunder if its performance is prevented or delayed by causes such as war, riots, acts of civil or military authorities, flood, storm, and acts of God, if those events are beyond its control, provided that the affected Party exercises diligence in promptly notifying the other Party of conditions which will result in delay or prevention of performance and will cure such prevention of performance as soon as and to the extent that it is able reasonably to do so.

ARTICLE 13 - NON WAIVER

The failure of either Party at any time to require performance by the other Party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. Nor shall the waiver by either Party of a breach of any provision hereof be taken or held to be a waiver of the provision itself or of any subsequent breach.

ARTICLE 14 - SEVERABILITY

If any term, provision, covenant or condition of this Agreement is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated, and the Parties shall endeavour to replace such invalid or unenforceable portion by a similar but valid and enforceable one.

ARTICLE 15 - GOVERNING LAW AND ARBITRATION

15.1	This Agreement, its validity, interpretation, construction and performance shall at all times be governed by the laws of France. The controlling text of this Agreement shall be in English and any interpretation or construction of this Agreement shall be based solely on the English language text.

15.2	Any dispute or controversy arising out of or in connection with the interpretation or performance of this Agreement during its term or thereafter that cannot be resolved by a mutually amicable arrangement between the Parties, will be finally settled according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The arbitration proceedings shall be conducted in the English language and shall take place in the city of Paris as the situs of the arbitration. Any Party shall have the right to have recourse to and shall be bound by the Pre-Arbitral Referee Procedure of the International Chamber of Commerce in accordance with its Rules for a Pre-Arbitral Referee Procedure.

ARTICLE 16 - ENTIRE AGREEMENT

This Agreement and its annexes contain the entire Agreement and understanding of the Parties with respect to the subject matter of this Agreement and supersede any and all prior agreements and understandings, written or oral, of the Parties with respect thereto. There are no representations,

GEMPLUS initials: __________
AXALTO initials: __________

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warranties, covenants or agreements, except as herein set forth. No modification, alteration, or waiver of any term or covenant of this Agreement shall be valid unless in writing signed by an authorized representative of each Party. This Agreement may be signed in counterparts, which together shall be deemed one original. Delivery of copies of original signatures by facsimile or electronic transmission shall be deemed of equal force as the delivery of original signatures.

Nothing in this Agreement or any related agreement connected herewith shall be construed as: (i) creating any obligation or any expectation on the part of either Party to enter into a business relationship with the other Party; (ii) creating any partnership or any other legal entity between the Parties; (iii) creating an obligation to furnish any manufacturing or technical information or assistance; (iv) prohibiting or discouraging any Party from filing or supporting oppositions or any similar proceedings against any PATENT RIGHTS or other patents of the other Party or challenging the validity thereof; (v) restraining or discouraging competition among the Parties or any other entities in any market; or (vi) creating any obligation to include future patent rights within the rights licensed hereunder except as specifically and expressly stated herein.

IN WITNESS THEREOF, the Parties hereto have duly executed this Agreement in duplicate, by their respective duly authorized officers or representatives to be effective as of the Effective Date.

For and on behalf of	For and on behalf of

AXALTO Holding N.V.	GEMPLUS S.A.

By: Olivier Piou	By: Stephen Juge

Title: Chief Executive Officer	Title: Executive Vice President & General Counsel

Date:	Date:

Signature: /s/ Olivier Piou	Signature: /s/ Stephen Juge

GEMPLUS initials: __________
AXALTO initials: __________

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Exhibit 4.5(b)

PATENT LICENSE AGREEMENT For Terminals

CP8 Technologies – GEMPLUS
PATENT LICENSE AGREEMENT
For Terminals

This Patent License Agreement (hereinafter referred to as the “Agreement ”), is made and entered into by and between the parties below effective as of January 1, 2005 upon the latest signature by the parties (“EFFECTIVE DATE”):

CP8 Technologies a “Société Anonyme “ organized and existing under the laws of France, registered at the “Registre du Commerce et des Sociétés in Versailles” under the number B 404 736 415 and having its principal place of business at 36-38, rue de la Princesse, 78431 Louveciennes, France (hereinafter referred to as “LICENSOR”), and,

GEMPLUS S.A., a corporation existing and organized under the laws of France, and having its principal place of business at Avenue du Pic de Bertagne, BP 100, 13881 Gémenos, France (hereinafter referred to as “LICENSEE ”).

Both being hereinafter individually referred to as the “Party” and collectively as the “Parties”.

WHEREAS, LICENSOR represents that it is the owner of certain registered patents and patent applications listed in Exhibit 1 (hereinafter defined as the “CP8 TECHNOLOGIES PATENTS”),

WHEREAS, LICENSEE desires to undertake the manufacturing, marketing and distribution of LICENSED ASSOCIATED DEVICES (as hereafter defined) and to obtain therefore a license under the CP8 TECHNOLOGIES PATENTS, and

WHEREAS, LICENSOR is desirous to grant to LICENSEE and LICENSEE desires to receive a license of the CP8 TECHNOLOGIES PATENTS pursuant to the Terms and conditions hereinafter set forth,

NOW THEREFORE, in consideration of the mutual covenants hereafter set forth, LICENSOR and LICENSEE hereby agree as follows:

LICENSEE initials :
LICENSOR initials :

CP8 Technologies – GEMPLUS

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PATENT LICENSE AGREEMENT For Terminals

ARTICLE 1 - DEFINITIONS

Terms in this Agreement which are capitalized shall have the meanings set forth below or as defined elsewhere in this Agreement. Any term, whether used in a plural or a singular form, shall have the same meaning.

1.1	“CP8 TECHNOLOGIES PATENTS” means the portfolio solely held by CP8 TECHNOLOGIES at the EFFECTIVE DATE of registered patents and patent applications, their divisions, continuations, continuations in part of such patents issuing therefrom and all reissues or renewals of the same in existence by the time of signing of this Agreement, as listed in Annex 1.

1.2	“MICRO” means a device comprising a maximum of one micro-chip, either a microprocessor combined with memory or a micro-chip not capable of executing a command, said micro-chip being able to store information and / or perform tasks specified in a program or microcode which can be stored in the device itself.

1.3	“MODULE(S)” refer(s) to a micro-chip carrier element including a maximum of one MICRO, the main destination of which element is to be embedded in a PORTABLE DEVICE. For example, a MODULE can be a smartcard micro-module or an inlay.

1.4.	“PORTABLE DEVICE” means any portable device that:

includes a maximum of one MODULE and:

i)	complies with ISO standard 7816 width and length dimensions, or

ii)	incorporates an object complying with the electrical contact assignments and pattern defined in ISO standard 7816, part 2, or

iii)	includes means for establishing connection (with or without contact) with a LICENSED ASSOCIATED DEVICE, for the purpose of identification of the portable device itself and/or of the bearer thereof, or storage of information and/or history relating to said bearer and/or portable device, provided the portable device referred to in this section (iii) is of pocket size or smaller, and where said portable device can be used by the final user after potential personalization which can be done by a third party.

PORTABLE DEVICE includes smartcard, including for example, SIM card, bank card, access card or electronic identity document.

PORTABLE DEVICE includes portable device where the connection between the portable device and an associated device is made through any communication protocols, such as but not limited to the USB protocol according to ISO 7816 part 12, T=1, T=0, or any other communication protocol.

1.5	“LICENSED ASSOCIATED DEVICE” means any terminal being useful or necessary to fulfil some or all of the functions of the PORTABLE DEVICE as long as said associated device is marketed by one of the Parties or their AFFILIATES, and covered by at least one claim of the PATENT RIGHTS.

Examples of such “LICENSED ASSOCIATED DEVICES” include without limitation PORTABLE DEVICE reader terminals used in the fields of banking, point of sale terminals, health, traffic, transport and physical access systems and IT-access systems.

1.6	“AFFILIATES” shall mean any legal entity, which directly or indirectly (i) is owned or controlled by, or (ii) owns or controls LICENSEE, where “control” shall mean the direct or indirect possession of more than fifty percent (50%) of the voting securities of any company or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of voting securities or voting interest or otherwise. For the purposes of this Agreement, GEMPLUS INTERNATIONAL S.A. (which controls GEMPLUS S.A.) shall be deemed an AFFILIATE and all business entities in which GEMPLUS INTERNATIONAL S.A.,

LICENSEE initials :

LICENSOR initials :

CP8 Technologies – GEMPLUS

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directly or indirectly, owns or controls more than fifty percent (50%) of the capital stock shall be deemed an AFFILIATE. A list of the AFFILIATES of LICENSEE is set forth in Annex 2 hereto. LICENSEE will give prompt written notice to LICENSOR when an AFFILIATE no longer meets all requisite conditions of being an AFFILIATE.

1.7	“OTHER ENTITY” shall mean any legal entity (other than an AFFILIATE) in which LICENSEE directly or indirectly owns or controls between thirty-three percent (33%) and fifty percent (50%) of the capital stock of a corporation carrying the right to vote, or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of between thirty-three percent (33%) and fifty percent (50%) of the voting securities or voting interest or otherwise, shall be deemed to constitute ownership or control thereof. An entity shall be deemed to be an OTHER ENTITY only so long as all requisite conditions of being an OTHER ENTITY hereunder are met. A list of the OTHER ENTITIES of LICENSEE is set forth in Annex 6 hereto. LICENSEE will give prompt written notice to LICENSOR when an OTHER ENTITY no longer meets all requisite conditions of being an OTHER ENTITY.

ARTICLE 2 - LICENSE GRANT

2.1	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR hereby grants to LICENSEE which accepts, a worldwide non-exclusive, non-transferable fully paid up, direct license under CP8 TECHNOLOGIES PATENTS to make, sell, lease, use, or otherwise dispose of LICENSED ASSOCIATED DEVICE(S), and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

LICENSEE is entitled by LICENSOR to extend the license set forth in the present Article to its AFFILIATE(S) provided that LICENSEE will be liable for the same performance for the benefit of the LICENSOR.

2.2	LICENSEE and its AFFILIATE(S) are not entitled to sublicense, in whole or in part, the rights granted to them hereunder, except as otherwise provided herein.

Notwithstanding Section 2.3 and subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR grants to LICENSEE a worldwide, non-exclusive right to subcontract the manufacturing and development of LICENSED ASSOCIATED DEVICE(S), and/or parts thereof, to any third party for sale and other disposition by LICENSEE in accordance with the licenses granted under Article 2.1.

2.3	Subject to Section 2.2, this Agreement shall not exhaust the right of LICENSOR to claim for royalties from any third party whether or not such third party supplies the LICENSEE and/or its AFFILIATES, in relation to any value on part(s) of the process(es) or product(s) created by said third party.

2.4	LICENSOR represents and warrants that the CP8 TECHNOLOGIES PATENTS disclosed in Annex 1 hereto include all of the patents and patent applications of LICENSOR that relate to LICENSED ASSOCIATED DEVICES. In case other patent rights exist at the EFFECTIVE DATE, that relate to LICENSED ASSOCIATED DEVICES and are not so listed in such Annex 1, they shall automatically be deemed included in said Annex.

2.5	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1 and subject to an existing patent license agreement under any part of CP8 TECHNOLOGIES PATENTS from LICENSOR to LICENSEE’s OTHER ENTITY, which existing patent license agreement shall prevail, LICENSEE’s OTHER ENTITIES are granted by LICENSOR a worldwide and non-assignable, non-transferable immunity from suit under CP8 TECHNOLOGIES PATENTS to the extent of the value carried by the LICENSED ASSOCIATED DEVICE supplied by LICENSEE until: (i) termination of this Agreement; (ii) when such OTHER ENTITIES cease to be a LICENSEE’s OTHER ENTITY; or (iii) such OTHER ENTITY delivers a written threat to assert or asserts a patent against LICENSOR and/or its AFFILIATES and/or OTHER ENTITIES with respect to any LICENSED ASSOCIATED DEVICE, or the use thereof.

LICENSEE initials :

LICENSOR initials :

CP8 Technologies – GEMPLUS

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2.6	After the EFFECTIVE DATE, shall LICENSEE acquire or take control over, or merge with, another legal entity or an OTHER ENTITY with substantial industrial activity (as opposed to only a patent licensing activity), such that said other legal entity or OTHER ENTITY consequently meets all requirements of being an AFFILIATE of LICENSEE, LICENSEE may notify LICENSOR of its intent to extend the rights and obligations of this Amendment to said legal entity or OTHER ENTITY. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions with respect thereto as the case may be, and to decide in their sole discretion by written agreement whether or not such legal entity or OTHER ENTITY will become part of this Amendment with the rights and obligations of an AFFILIATE.

2.7	After the EFFECTIVE DATE, shall LICENSEE acquire an interest in a legal entity with substantial industrial activity (as opposed to only a patent licensing activity), such that said legal entity consequently meets all requirements of being an OTHER ENTITY of LICENSEE, LICENSEE may notify LICENSOR of its intent to extend the rights and obligations of this Amendment to said legal entity. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions with respect thereto as the case may be, and to decide in their sole discretion in writing whether or not such legal entity will become part of this Amendment with the rights and obligations of an OTHER ENTITY.

ARTICLE 3 - ROYALTIES AND PAYMENTS

3.1	In consideration of the rights granted under Articles 2.1, 2.2 and 2.5, LICENSEE agrees to pay to LICENSOR a non-refundable one-time lump sum of € 500.000 (EURO five hundred thousand) in return. The lump sum will be paid in one instalment due on January 17, 2005.

3.2	All payments under this Agreement shall be payable in Euros and, if legally required, shall be paid with additional value added tax and shall be made to LICENSOR by bank transfer to the account listed hereafter, or at such other account as shall be furnished in writing by duly authorized officer of LICENSOR.

BNP Paribas
Agence Paris place Vendôme
7 place Vendôme

Bank code: 30004
Window Code: 00818
Account: 000 12150892
RIB code: 27
Swift code: BNPAFRPPPVD

3.3	Any payment shall not be deemed paid until actually received at this account of LICENSOR and freely withdrawable by LICENSOR to the same extent as cash. Each of the amounts payable under this Agreement shall, when overdue, bear annual interest. The interest rate shall be the “taux de base” (basic interest rate) as published by the Banque Francaise pour le Commerce Extérieur, (BFCE) plus two (2) percent as determined on daily basis according to the publication of the BFCE starting on the due date of the payment accrued under this Agreement. If such interest rate shall not be published or available, interest shall be a rate of one (1) percent per month starting on the due date of the payment accounted under this Agreement.

ARTICLE 4 - LIMITED WARRANTIES — INDUSTRIAL PROPERTY CLAIMS

4.1	In no event shall any amount or royalty paid hereunder by LICENSEE be refundable to it, including in case of cancellation by a court of final jurisdiction or in case of any final invalidation of any CP8 TECHNOLOGIES PATENTS licensed under this Agreement.

LICENSEE initials :

LICENSOR initials :

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4.2	Except as expressly set forth herein, LICENSOR disclaims any and all liability, expressed or implied, under the CP8 TECHNOLOGIES PATENTS including but not limited to validity of the patents/patent applications, non-infringement of third parties-rights, obligation to maintain patents/patent application in force, implied warranties of merchantability and fitness for a particular purpose, arising out of this Agreement and the rights provided hereunder.

4.3	In no event, shall LICENSOR be liable under this Agreement for any indirect, special or consequential damages including, but not limited to, lost revenue or profits or such demands against the LICENSEE by any person, or other commercial loss.

4.4	Provided that the assignee shall be bound by the obligations under this Agreement, including to license all of the CP8 TECHNOLOGIES PATENTS it acquires, CP8 TECHNOLOGIES shall be free to transfer or assign to any third party (i) any rights in the CP8 TECHNOLOGIES PATENTS licensed hereunder; (ii) the priority right (according to the Paris Convention) or any right to further file a patent application with respect to an invention for which a patent application included within their CP8 TECHNOLOGIES PATENTS has been filed.

4.5	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR irrevocably releases LICENSEE, and its AFFILIATES that are AFFILIATES on the EFFECTIVE DATE, and their respective customers to the extent of the value carried by the LICENSED ASSOCIATED DEVICE supplied by LICENSEE, from any and all claims of infringement of the CP8 TECHNOLOGIES PATENTS which claims are based on acts prior to the EFFECTIVE DATE, which, had they been performed after the EFFECTIVE DATE would have been licensed under this Amendment.

ARTICLE 5 - TERM

5.1	This Agreement shall come into force at the Effective Date, and continue until the expiration of the last to expire of the patents or patent applications licensed hereunder, unless this Agreement is terminated according to Article 6.

5.2	The termination of individual CP8 TECHNOLOGIES PATENTS shall have no effect on the duration of this Agreement. LICENSOR has no obligation to maintain in force any of the patents or any of the patent applications of the CP8 TECHNOLOGIES PATENTS. LICENSOR shall have the right to decide whether or not it starts or continues the prosecution any of the patents or any of the patent applications of the CP8 TECHNOLOGIES PATENTS.

ARTICLE 6 - TERMINATION

6.1	Termination without prior notice:

LICENSOR may immediately terminate this Agreement by written notice without prior advance notice to LICENSEE

i)	in the event of LICENSEE’s voluntary bankruptcy or insolvency, or

ii)	in the event that LICENSEE shall make an assignment for the benefit of creditors which has caused LICENSEE to have its business effectively discontinued in its then present form, or

iii)	in the event that a petition shall have been filed against LICENSEE under a bankruptcy law, a corporate reorganization law or any other law for relief of debtors (or other law similar in purpose or effect), which has caused LICENSEE to have its business effectively discontinued in its then present form.

6.2	Termination with prior notice:

If either Party (the “Defaulting Party”) shall fail to substantially perform any of its material obligations under this Agreement, the other Party (the “Aggrieved Party”) may give written notice to the Defaulting Party specifying the respects in which the Defaulting Party has so failed to

LICENSEE initials :

LICENSOR initials :

CP8 Technologies – GEMPLUS

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perform its obligations under this Agreement, and stating that the Aggrieved Party intends to terminate this Agreement in the event of continued default. In the event that any default so specified is not remedied within forty five (45) days after the giving of such written notice (the “cure period”), the Aggrieved Party may forthwith terminate this Agreement by giving written notice of termination to the Defaulting Party. Such termination shall be effective thirty (30) days after the date of such notice of termination. Failure of the Aggrieved Party to so terminate this Agreement shall be without prejudice to the rights of the Aggrieved Party to terminate for a later breach, and any termination or failure to terminate hereunder shall be without prejudice to any other rights the Aggrieved Party may have under this Agreement.

Any right to terminate arising from a default under this Section 6.2 shall be stayed until finally resolved under Article 16, unless no arbitration is commenced within six (6) months of the end of the cure period in respect of the alleged default, and either Party shall have standing to initiate arbitration with respect to the alleged default. Any termination of licenses granted under this Amendment shall not relieve either Party of any obligations hereunder accrued prior to the date of such termination.

ARTICLE 7 - ASSIGNMENT — INTUITU PERSONAE

7.1	The LICENSE is entered into by Parties with all due authority to enter into this Agreement.

7.2	This Agreement shall be binding upon and inure to the benefit of any corporation or other legal entity, with which LICENSEE may be merged or consolidated, or to the benefit of the assignee of all or substantially all of the assets (“de facto merger” or consolidation) of LICENSEE to which this Agreement relates, but the benefit shall only inure to the extent of the LICENSEE’s ASSOCIATED DEVICE business lines as existing on the date of such merger, consolidation or assignment, and cannot be extended to any other business lines of such third party. Otherwise, this Agreement may not be assigned or transferred without the prior written consent of LICENSOR.

7.3	This Agreement shall be binding upon and inure to the benefit of any corporation or other legal entity, with which LICENSOR may be merged or consolidated, or to the benefit of the assignee of the assets of LICENSOR to which this Agreement relates. Otherwise, this Agreement may be assigned by LICENSOR to any corporation directly or indirectly majority owned or controlled by, or under the same control as LICENSOR.

ARTICLE 8 - COMPLIANCE WITH LAWS

Nothing herein shall be construed to require the Parties to take any action contrary to any export or import control regulation or other applicable laws or regulations of all countries having competent jurisdiction. Each Party shall comply with all applicable laws in its performance hereunder.

ARTICLE 9 - NOTICES — COMMUNICATIONS — AUTHORIZATIONS

9.1	Any and all notices, authorizations or other communications, required or permitted pursuant to this Agreement shall be sufficiently given only if written in English language and hand delivered or sent by registered or certified airmail, return receipt requested, postage prepaid sent to the addresses set forth in Article 9.2. below.

9.2	All the notices or communications shall be addressed to the following:

If to LICENSOR:	CP8 Technologies IP & Licensing Department 50, avenue Jean Jaures 92120 Montrouge FRANCE Atten.: Licensing Manager

LICENSEE initials :

LICENSOR initials :

CP8 Technologies – GEMPLUS

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If to LICENSEE: GEMPLUS S.A.
                                         Legal Department
                                         IP Licensing Group
                                         Avenue du Pic de Bertagne
                                         BP 100
                                         13881 GEMENOS
                                         FRANCE

                                         Atten.: IP Licensing Manager

or at such other addresses and to such other persons as shall be furnished from time to time in writing by the Party entitled to receive such notices and communications, and such communications shall be deemed to have been given as of the date so delivered or mailed.

ARTICLE 10 - DISCLAIMER OF AGENCY

This Agreement shall not constitute either Party the legal representative or agent of the other, nor shall either Party have the right, or authority, to assume, create or incur any liability or any obligation of any kind, express or implied against or in the name of or on behalf of the other Party.

ARTICLE 11 – PUBLICITY

11.1	The existence of this Agreement is not confidential.

11.2	The Parties shall not disclose any of the terms or conditions of this Amendment to any third party, except as required by law or by governmental regulation, requirement or court order or for the purpose of Section 4.4, provided, however, that each Party shall promptly notify the other Party of such requirement and any assignee pursuant to Section 4.4 shall undertake to comply with and shall comply with such confidentiality and non-disclosure provisions.

ARTICLE 12 - EFFECT OF HEADINGS

The Articles and Article headings appearing on this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of an Article, nor in any way affect this Agreement, except with respect to the definitions.

ARTICLE 13 - FORCE MAJEURE

Neither Party shall be liable to the other or deemed to be in breach of any obligation hereunder if its performance is prevented or delayed by causes such as war, riots, acts of civil or military authorities, flood, storm, and acts of God, if those events are beyond its control, provided that the affected Party exercises due diligence in promptly notifying the other Party of conditions which will result in delay or prevention of performance and will cure such prevention of performance as soon as and to the extent that it is able reasonably to do so.

ARTICLE 14 - NON WAIVER

The failure of either Party at any time to require performance by the other Party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. Nor shall the waiver by either Party of a breach of any provision hereof be taken or held to be a waiver of the provision itself or of any subsequent breach.

LICENSEE initials :

LICENSOR initials :

CP8 Technologies – GEMPLUS

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ARTICLE 15 - SEVERABILITY

If any term, provision, covenant or condition of this Agreement is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and the Parties shall endeavour to replace such invalid or unenforceable portion by a similar but valid and enforceable one.

ARTICLE 16 - GOVERNING LAW AND ARBITRATION

16.1	This Agreement, its validity, interpretation, construction and performance shall at all times be governed by the laws of France. The controlling text of this Agreement shall be in English and any interpretation or construction of this Agreement shall be based solely on the English language text.

16.2	Any dispute or controversy arising out of or in connection with the interpretation or performance of this Agreement during its term or thereafter that cannot be resolved by a mutually amicable arrangement between the Parties hereto, will be finally settled according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. The arbitration proceedings shall be conducted in the English language and shall take place in the city of Paris as the situs of the arbitration. Any Party shall have the right to have recourse to and shall be bound by the Pre-Arbitral Referee Procedure of the International Chamber of Commerce in accordance with its Rules for a Pre-Arbitral Referee Procedure. Any Party shall have the right to have recourse to and shall be bound by the Pre-Arbitral Referee Procedure of the International Chamber of Commerce in accordance with its Rules for a Pre-Arbitral Referee Procedure.

ARTICLE 17 - ENTIRE AGREEMENT

This Agreement and its three (3) annexes contain the entire Agreement and understanding of the Parties with respect to the subject matter of this Agreement and supersedes any and all prior agreements and understandings, written or oral, of the Parties with respect thereto. There are no representations, warranties, covenants or agreements, except as herein set forth. No modification, alteration, Agreement or waiver of any term or covenant of this Agreement shall be valid unless in writing signed by an authorized representative of each Party. This Agreement may be signed in counterparts, which together shall be deemed one original. Delivery of copies of original signatures by facsimile or electronic transmission shall be deemed of equal force as the delivery of original signatures.

Nothing in this Agreement shall be construed as creating any obligation or any expectation on the part of either Party to enter into a business relationship with the other Party, nor as creating any partnership or any other legal entity between the Parties, nor an obligation to furnish any manufacturing or technical information or assistance.

LICENSEE initials :
LICENSOR initials :

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     IN WITNESS THEREOF, the Parties hereto have duly executed this Agreement, including the three (3) Exhibits which are incorporated herein and made a part hereof, in duplicate, by either respective duly authorized officers or representatives to be effective as of the Effective Date.

For and on behalf of	For and on behalf of

CP8 Technologies	GEMPLUS S.A.

By : Xavier Chanay	By: Stephen Juge

Title : Directeur Général	Title: Executive Vice President & General Counsel

Date:	Date:

Signature: /s/ Xavier Chanay	Signature: /s/ Stephen Juge

LICENSEE initials :
LICENSOR initials :

CP8 Technologies – GEMPLUS
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Exhibit 4.5(c)

Amendment to CP8 Technologies – GEMPLUS Patent License Agreements

AMENDMENT to

CP8 Technologies – GEMPLUS
PATENT LICENSE AGREEMENTS:

“CONTRAT DE LICENCE DE BREVETS” dated September 28, 1992

and

“CONTRAT SUPPLEMENTAIRE DE LICENCE DE BREVETS” dated
September 28, 1992

This Amendment (hereinafter referred to as the “Amendment”), is made and entered into by and between the parties below, effective as of January 1, 2005 upon the latest signature by the parties (“EFFECTIVE DATE”):

CP8 Technologies a “Société Anonyme” organized and existing under the laws of France, registered at the “Registre du Commerce et des Sociétés de Versailles” under the number B 404 736 415 and having its principal place of business at 36-38, rue de la Princesse, 78431 Louveciennes, France (hereinafter referred to as “LICENSOR”), and,

GEMPLUS S.A., a corporation existing and organized under the laws of France, and having its principal place of business at Avenue du Pic de Bertagne, BP 100 13881 Gémenos, France (hereinafter referred to as “LICENSEE ”).

Both being hereinafter individually referred to as the “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, Bull CP8, a corporation then existing and organized under the laws of France, and having its principal place of business at 68, route de Versailles, 78430, Louveciennes, France (hereinafter “BULL CP8”) and LICENSEE entered into two patent license agreements, both dated September 28, 1992 regarding PORTABLE DEVICES (hereinafter referred to as the “PRIOR AGREEMENTS”), the first one covering the world except Japan, the other one covering Japan,

WHEREAS, BULL CP8 assigned all of its rights and obligations under the Agreements to LICENSOR as of December 30, 2000,

WHEREAS CP8 Technologies represents that it is the present and legitimate owner of all rights, titles and interests to the Bull CP8 Patents (defined below as the “CP8 TECHNOLOGIES PATENTS”) and all license agreements entered into covering the CP8 TECHNOLOGIES PATENTS and now acts as the LICENSOR under the PRIOR AGREEMENTS, and

WHEREAS, LICENSEE and LICENSOR have since had discussions on the terms and conditions for the payment of royalties fees on PORTABLE DEVICES and in particular have reviewed the current market conditions.

NOW THEREFORE, in consideration of the mutual covenants hereafter set forth, LICENSOR and LICENSEE hereby agree as follows:

LICENSEE initials : ____
LICENSOR initials : ____

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Amendment to CP8 Technologies – GEMPLUS Patent License Agreements

ARTICLE 1- DEFINITIONS

Terms in this Amendment which are capitalized shall have the meanings set forth below or as defined elsewhere in this Amendment. Any term, whether used in a plural or a singular form, shall have the same meaning.

1.1	“CP8 TECHNOLOGIES PATENTS” means the portfolio solely held by CP8 TECHNOLOGIES at the EFFECTIVE DATE, of registered patents and patent applications, their divisions, continuations, continuations in part of such patents issuing therefrom and all reissues or renewals of the same in existence by the time of signing of this Agreement, as listed in Annex 1.

1.2	“MICRO” means a device including a maximum of one micro-chip, either a microprocessor combined with memory or a micro-chip not capable of executing a command, said micro-chip being able to store information and / or perform tasks specified in a program or microcode which can be stored in the device itself.

1.3	“MODULE(S)”: refer(s) to a micro-chip carrier element comprising a maximum of one MICRO, the main destination of which element is to be embedded in a LICENSED PORTABLE DEVICE. For example, a MODULE can be a smartcard micro-module or an inlay.

1.4	“LICENSED PORTABLE DEVICE” means any portable device that:

includes a maximum of one MODULE, is marketed by LICENSEE or its AFFILIATES at or after the EFFECTIVE DATE and is covered by at least one claim of the CP8 TECHNOLOGIES PATENTS, and

i)	complies with ISO standard 7816 width and length dimensions, or

ii)	incorporates an object complying with the electrical contact assignments and pattern defined in ISO standard 7816, part 2, or

iii)	includes means for establishing connection (with or without contact) with an associated device for the purpose of identification or authentication of the portable device itself and/or of the bearer thereof, or storage of information and/or history relating to said bearer and/or portable device provided that the portable device referred to in this section (iii) is of pocket size or smaller, and where said portable device can be used by the final user after potential personalization which can be done by a third party.

LICENSED PORTABLE DEVICES include in particular smartcards, including for example, SIM cards, bank cards, access cards or electronic identity documents. Such LICENSED PORTABLE DEVICE excludes any associated device that may be used in connection with the LICENSED PORTABLE DEVICE. Examples of such associated devices include, but are not limited to LICENSED PORTABLE DEVICE reader terminals used in the fields of banking, point of sale terminals, health, traffic, transport and physical access systems and IT access systems.

LICENSED PORTABLE DEVICE includes portable devices where the connection between the portable device and an associated device is made through any communication protocol, such as but not limited to the USB protocol according to ISO 7816 part 12, T=1, T=0 or any other communication protocol.

1.5	“AFFILIATES” shall mean any legal entity, which directly or indirectly (i) is owned or controlled by, or (ii) owns or controls LICENSEE, where “control” shall mean the direct or indirect possession of more than fifty percent (50%) of the voting securities of any company or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of voting securities or voting interest or otherwise. For the purposes of this Agreement, GEMPLUS INTERNATIONAL S.A. (which controls GEMPLUS S.A.) shall be deemed an AFFILIATE and all business entities in which GEMPLUS INTERNATIONAL S.A., directly or indirectly, owns or controls more than fifty percent (50%) of the capital stock shall be deemed an AFFILIATE. A list of the AFFILIATES of LICENSEE is set forth in Annex 2 hereto.

LICENSEE initials : ____
LICENSOR initials : ____

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LICENSEE will give prompt written notice to LICENSOR when an AFFILIATE no longer meets all requisite conditions of being an AFFILIATE.

1.6	“OTHER ENTITY” shall mean any legal entity (other than an AFFILIATE) in which LICENSEE directly or indirectly owns or controls between thirty-three percent (33%) and fifty percent (50%) of the capital stock of a corporation carrying the right to vote, or the power effectively to direct or cause to be directed, the management and policies of a company through the ownership of between thirty-three percent (33%) and fifty percent (50%) of the voting securities or voting interest or otherwise, shall be deemed to constitute ownership or control thereof. An entity shall be deemed to be an OTHER ENTITY only so long as all requisite conditions of being an OTHER ENTITY hereunder are met. A list of the OTHER ENTITIES of LICENSEE is set forth in Annex 6 hereto. LICENSEE will give prompt written notice to LICENSOR when an OTHER ENTITY no longer meets all requisite conditions of being an OTHER ENTITY.

ARTICLE 2 - LICENSE GRANT

2.1	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR hereby grants to LICENSEE which accepts, a worldwide non-exclusive, non-transferable fully paid up, direct license under CP8 TECHNOLOGIES PATENTS to make, sell, lease, use, or otherwise dispose of LICENSED PORTABLE DEVICE(S), and make, sell, lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

LICENSEE is entitled by LICENSOR to extend the license set forth in the present Article to its AFFILIATE(S) provided that LICENSEE will be liable for the same performance for the benefit of the LICENSOR.

2.2	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR grants to LICENSEE which accepts, a non-exclusive, non-transferable, fully paid up direct license under CP8 TECHNOLOGIES PATENTS to make, sell, lease, use, or otherwise dispose of MODULES as such and make, use, sell lease or use any manufacturing equipment and practice any method or process for the manufacture use, sale or disposition thereof.

LICENSEE is entitled by LICENSOR to extend the license set forth in the present Article to its AFFILIATE(S) provided that LICENSEE will be liable for the same performance for the benefit of the LICENSOR.

2.3	LICENSEE and its AFFILIATE(S) are not entitled to sublicense, in whole or in part, the rights granted to them hereunder except as otherwise expressly provided herein.

Notwithstanding Section 2.4 and subject to LICENSEE’s performance of the payment obligations, LICENSOR grants to LICENSEE a worldwide, non-exclusive right to subcontract the manufacturing and development of LICENSED PORTABLE DEVICE(S) and/or parts thereof, to any third party for sale and other disposition by LICENSEE in accordance with the licenses granted under Section 2.1.

2.4	Subject to Section 2.3, this Agreement shall not exhaust the right of LICENSOR to claim royalties from any third party whether or not such third party supplies the LICENSEE and/or its AFFILIATES, in relation to any value on part(s) of the process(es) or product(s) created by said third party.

2.5	LICENSOR represents and warrants that the CP8 TECHNOLOGIES PATENTS disclosed in Annex 1 hereto include all of the patents and patent applications of LICENSOR that relate to LICENSED PORTABLE DEVICES. In case other patent rights exist at the EFFECTIVE DATE, that relate to LICENSED PORTABLE DEVICES and are not so listed in such Annex 1, they shall automatically be deemed included in said Annex.

2.6	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1 and subject to an existing patent license agreement under any part of CP8 TECHNOLOGIES PATENTS from LICENSOR to LICENSEE’s OTHER ENTITY, which existing patent license agreement shall prevail, LICENSEE’s OTHER ENTITIES are granted by LICENSOR a worldwide and non-assignable, non-transferable immunity from suit under CP8 TECHNOLOGIES

LICENSEE initials : ____
LICENSOR initials : ____

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PATENTS to the extent of the value carried by the LICENSED PORTABLE DEVICE supplied by LICENSEE until: (i) termination of this Agreement; (ii) when such OTHER ENTITIES cease to be a LICENSEE’s OTHER ENTITY; or (iii) such OTHER ENTITY delivers a written threat to assert or asserts a patent against LICENSOR and/or its AFFILIATES and/or OTHER ENTITIES with respect to any LICENSED PORTABLE DEVICE, or the use thereof.

2.7	After the EFFECTIVE DATE, shall LICENSEE acquire or take control over, or merge with, another legal entity or an OTHER ENTITY with substantial industrial activity (as opposed to only a patent licensing activity), such that said other legal entity or OTHER ENTITY consequently meets all requirements of being an AFFILIATE of LICENSEE, LICENSEE may notify LICENSOR of its intent to extend the rights and obligations of this Amendment to said legal entity or OTHER ENTITY. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions, with respect thereto as the case may be, and to decide in their sole discretion by written agreement whether or not such legal entity or OTHER ENTITY will become part of this Amendment with the rights and obligations of an AFFILIATE.

2.8	After the EFFECTIVE DATE, shall LICENSEE acquire an interest in a legal entity with substantial industrial activity (as opposed to only a patent licensing activity), such that said legal entity consequently meets all requirements of being an OTHER ENTITY of LICENSEE, LICENSEE may notify LICENSOR of its intent to extend the rights and obligations of this Amendment to said legal entity. In such case, both Parties shall enter into negotiations in good faith in order to settle any past infringement claims at fair and reasonable conditions, with respect thereto as the case may be, and to decide in their sole discretion in writing whether or not such legal entity will become part of this Amendment with the rights and obligations of an OTHER ENTITY.

ARTICLE 3 - ROYALTIES AND PAYMENTS

3.1	In consideration of the rights granted under Articles 2.1, 2.2 and 2.3, LICENSEE agrees to pay to LICENSOR a non-refundable one-time lump sum of € 7.000.000 (EURO Seven million). The lump sum shall be paid in one instalment due on January 17, 2005.

3.2	All payments under this Amendment shall be payable in Euros and, if legally required, shall be paid with additional value added tax and shall be made to LICENSOR by bank transfer to the account listed hereafter, or at such other account as shall be furnished in writing by duly authorized officer of LICENSOR.

BNP Paribas
Agence Paris place Vendôme
7 place Vendôme

Bank code : 30004
Window Code : 00818
Account: 000 12150892
RIB code: 27
Swift code : BNPAFRPPPVD

3.3	Any payment shall not be deemed paid until actually received at this account of LICENSOR and freely withdrawable by LICENSOR to the same extent as cash. Each of the amounts payable under this Amendment shall, when overdue, bear annual interest. The interest rate shall be the “taux de base” (basic interest rate) as published by the Banque Francaise pour le Commerce Extérieur, (BFCE) plus two (2) percent as determined on daily basis according to the publication of the BFCE starting on the due date of the payment accrued under this Amendment. If such interest rate shall not be published or available, interest shall be a rate of one (1) percent per month starting on the due date of the payment accounted under this Amendment.

LICENSEE initials : ____
LICENSOR initials : ____

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ARTICLE 4 - LIMITED WARRANTIES - INDUSTRIAL PROPERTY CLAIMS

4.1	In no event shall any amount or royalty paid hereunder by LICENSEE be refundable to it, including in case of cancellation by a court of final jurisdiction or in case of any final invalidation of any CP8 TECHNOLOGIES PATENTS licensed under this Amendment.

4.2	Except as expressly set forth herein, LICENSOR disclaims any and all liability, expressed or implied, under the CP8 TECHNOLOGIES PATENTS including but not limited to validity of the patents/patent applications, non-infringement of third parties-rights, obligation to maintain patents/patent application in force, implied warranties of merchantability and fitness for a particular purpose, arising out of this Amendment and the rights provided hereunder.

4.3	In no event, shall LICENSOR be liable under this Amendment for any indirect, special or consequential damages including, but not limited to, lost revenue or profits or such demands against the LICENSEE by any person, or other commercial loss.

4.4	Provided that the assignee shall be bound by the obligations under this Agreement, including to license all of the CP8 TECHNOLOGIES PATENTS it acquires, CP8 TECHNOLOGIES shall be free to transfer or assign to any third party (i) any rights in the CP8 TECHNOLOGIES PATENTS licensed hereunder ; (ii) the priority right (according to the Paris Convention) or any right to further file a patent application with respect to an invention for which a patent application included within their CP8 TECHNOLOGIES PATENTS has been filed.

4.5	Subject to LICENSEE’s performance of the payment obligations set forth in Article 3.1, LICENSOR irrevocably releases LICENSEE, and its AFFILIATES that are AFFILIATES on the EFFECTIVE DATE, and their respective customers to the extent of the value carried by the LICENSED PORTABLE DEVICE supplied by LICENSEE, from any and all claims of infringement of the CP8 TECHNOLOGIES PATENTS which claims are based on acts prior to the EFFECTIVE DATE, which, had they been performed after the EFFECTIVE DATE would have been licensed under this Amendment. For the avoidance of doubt, in the event any payment was due under the PRIOR AGREEMENTS as of the EFFECTIVE DATE, such obligation is also released.

ARTICLE 5 - TERM

5.1	This Amendment shall come into force at the Effective Date, and continue until the expiration of the last to expire of the patents or patent applications licensed hereunder, unless this Agreement is terminated according to Article 6.

5.2	The termination of individual CP8 TECHNOLOGIES PATENTS shall have no effect on the duration of this Agreement. LICENSOR has no obligation to maintain in force any of the patents or any of the patent applications of the CP8 TECHNOLOGIES PATENTS. LICENSOR shall have the right to decide whether or not it starts or continues the prosecution any of the patents or any of the patent applications of the CP8 TECHNOLOGIES PATENTS.

ARTICLE 6 - TERMINATION

6.1	Termination without prior notice:

LICENSOR may terminate this Amendment by written notice without prior advance notice to LICENSEE

i)	in the event of LICENSEE’s voluntary bankruptcy or insolvency, or

ii)	in the event that LICENSEE shall make an assignment for the benefit of creditors which has caused LICENSEE to have its business effectively discontinued in its then present form, or

iii)	in the event that a petition shall have been filed against LICENSEE under a bankruptcy law, a corporate reorganization law or any other law for relief of debtors (or other law similar in

LICENSEE initials : ____
LICENSOR initials : ____

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purpose or effect), which has caused LICENSEE to have its business effectively discontinued in its then present form.

6.2	Termination with prior notice:

If either Party (the “Defaulting Party”) shall fail to substantially perform any of its material obligations under this Amendment, the other Party (the “Aggrieved Party”) may give written notice to the Defaulting Party specifying the respects in which the Defaulting Party has so failed to perform its obligations under this Amendment, and stating that the Aggrieved Party intends to terminate this Amendment in the event of continued default. In the event that any default so specified is not remedied within forty five (45) days after the giving of such written notice (the “cure period”), the Aggrieved Party may forthwith terminate this Amendment by giving written notice of termination to the Defaulting Party. Such termination shall be effective thirty (30) days after the date of such notice of termination. Failure of the Aggrieved Party to so terminate this Amendment shall be without prejudice to the rights of the Aggrieved Party to terminate for a later breach, and any termination or failure to terminate hereunder shall be without prejudice to any other rights the Aggrieved Party may have under this Amendment.

Any right to terminate arising from a default under this Section 6.2 shall be stayed until finally resolved under Article 16, unless no arbitration is commenced within six (6) months of the end of the cure period in respect of the alleged default, and either Party shall have standing to initiate arbitration with respect to the alleged default. Any termination of licenses granted under this Amendment shall not relieve either Party of any obligations hereunder accrued prior to the date of such termination.

ARTICLE 7 - ASSIGNMENT - INTUITU PERSONAE

7.1	The LICENSE is entered into by Parties with all due authority to enter into this Amendment.

7.2	This Amendment shall be binding upon and inure to the benefit of any corporation or other legal entity, with which LICENSEE may be merged or consolidated, or to the benefit of the assignee of all or substantially all of the assets (“de facto merger” or consolidation) of LICENSEE to which this Amendment relates, but the benefit shall only inure to the extent of the LICENSEE’s PORTABLE DEVICE business lines as existing on the date of such merger, consolidation or assignment, and cannot be extended to any other business lines of such third party. Otherwise, this Amendment may not be assigned or transferred without the prior written consent of LICENSOR.

7.3	This Amendment shall be binding upon and inure to the benefit of any corporation or other legal entity, with which LICENSOR may be merged or consolidated, or to the benefit of the assignee of the assets of LICENSOR to which this Amendment relates. Otherwise, this Amendment may be assigned by LICENSOR to any corporation directly or indirectly majority owned or controlled by, or under the same control as LICENSOR.

ARTICLE 8 - COMPLIANCE WITH LAWS

Nothing herein shall be construed to require the Parties to take any action contrary to any export or import control regulation or other applicable laws or regulations of all countries having competent jurisdiction. Each Party shall comply with all applicable laws in its performance hereunder.

ARTICLE 9 - NOTICES - COMMUNICATIONS - AUTHORIZATIONS

9.1	Any and all notices, authorizations or other communications, required or permitted pursuant to this Amendment shall be sufficiently given only if written in English language and hand delivered or sent by registered or certified airmail, return receipt requested, postage prepaid sent to the addresses set forth in Article 9.2. below.

9.2	All the notices or communications shall be addressed to the following:

LICENSEE initials : ____
LICENSOR initials : ____

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If to LICENSOR:	CP8 Technologies
IP & Licensing Department
50, avenue Jean Jaures
92120 Montrouge
FRANCE

Atten.: Licensing Manager

If to LICENSEE:	GEMPLUS S.A.
Legal Department
IP Licensing Group
Avenue du Pic de Bertagne
BP 100
13881 GEMENOS
FRANCE

Atten.: IP Licensing Manager

or at such other addresses and to such other persons as shall be furnished from time to time in writing by the Party entitled to receive such notices and communications, and such communications shall be deemed to have been given as of the date so delivered or mailed.

ARTICLE 10 - DISCLAIMER OF AGENCY

This Amendment shall not constitute either Party the legal representative or agent of the other, nor shall either Party have the right, or authority, to assume, create or incur any liability or any obligation of any kind, express or implied against or in the name of or on behalf of the other Party.

ARTICLE 11 – PUBLICITY

11.1	The existence of this Amendment is not confidential.

11.2	The Parties shall not disclose any of the terms or conditions of this Amendment to any third party, except as required by law or by governmental regulation, requirement or court order or for the purpose of Section 4.4, provided, however, that each Party shall promptly notify the other Party of such requirement and any assignee pursuant to section 4.4 shall undertake to comply with and shall comply with such confidentiality and non-disclosure provisions.

11.3	All rights granted under the PRIOR AGREEMENTS to use any logos or trademarks of LICENSOR are incorporated herein by reference and granted hereunder, except that such use shall be optional and in the sole discretion of LICENSEE, notwithstanding anything in the PRIOR AGREEMENTS that required marking or the use of logos of the LICENSOR thereunder.

ARTICLE 12 - EFFECT OF HEADINGS

The Articles and Article headings appearing on this Amendment are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of an Article, nor in any way affect this Amendment, except with respect to the definitions.

ARTICLE 13 - FORCE MAJEURE

Neither Party shall be liable to the other or deemed to be in breach of any obligation hereunder if its performance is prevented or delayed by causes such as war, riots, acts of civil or military authorities, flood, storm, and acts of God, if those events are beyond its control, provided that the affected Party exercises due diligence in promptly notifying the other Party of conditions which will result in delay or prevention of performance and will cure such prevention of performance as soon as and to the extent that it is able reasonably to do so.

LICENSEE initials : ____
LICENSOR initials : ____

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ARTICLE 14 - NON WAIVER

The failure of either Party at any time to require performance by the other Party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. Nor shall the waiver by either Party of a breach of any provision hereof be taken or held to be a waiver of the provision itself or of any subsequent breach.

ARTICLE 15 - SEVERABILITY

If any term, provision, covenant or condition of this Amendment is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this Amendment had been executed with the invalid or unenforceable portion thereof eliminated and the Parties shall endeavour to replace such invalid or unenforceable portion by a similar but valid and enforceable one.

ARTICLE 16 - GOVERNING LAW AND ARBITRATION

16.1	This Amendment, its validity, interpretation, construction and performance shall at all times be governed by the laws of France. The controlling text of this Amendment shall be in English and any interpretation or construction of this Amendment shall be based solely on the English language text.

16.2	Any dispute or controversy arising out of or in connection with the interpretation or performance of this Amendment during its term or thereafter that cannot be resolved by a mutually amicable arrangement between the Parties hereto, will be finally settled according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. The arbitration proceedings shall be conducted in the English language and shall take place in the city of Paris as the situs of the arbitration. Any Party shall have the right to have recourse to and shall be bound by the Pre-Arbitral Referee Procedure of the International Chamber of Commerce in accordance with its Rules for a Pre-Arbitral Referee Procedure.

ARTICLE 17 - ENTIRE AGREEMENT

This Agreement and its three (3) annexes contain the entire Agreement and understanding of the Parties with respect to the subject matter of this Agreement and supersedes any and all prior agreements and understandings, written or oral, of the Parties with respect thereto. There are no representations, warranties, covenants or agreements, except as herein set forth. No modification, alteration, Agreement or waiver of any term or covenant of this Agreement shall be valid unless in writing signed by an authorized representative of each Party. This Agreement may be signed in counterparts, which together shall be deemed one original. Delivery of copies of original signatures by facsimile or electronic transmission shall be deemed of equal force as the delivery of original signatures.

Nothing in this Agreement shall be construed as creating any obligation or any expectation on the part of either Party to enter into a business relationship with the other Party, nor as creating any partnership or any other legal entity between the Parties, nor an obligation to furnish any manufacturing or technical information or assistance.

LICENSEE initials : ____
LICENSOR initials : ____

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IN WITNESS THEREOF, the Parties hereto have duly executed this Amendment, in duplicate, by either respective duly authorized officers or representatives to be effective as of the Effective Date.

For and on behalf of	For and on behalf of

CP8 Technologies	GEMPLUS S.A.

By: Xavier Chanay	By: Stephen Juge

Title: Directeur Général	Title: Executive Vice President & General Counsel

Date:	Date:

Signature: /s/ Xavier Chanay	Signature: /s/ Stephen Juge

LICENSEE initials : ____
LICENSOR initials : ____

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